Endurance Specialty Holdings Ltd.

2nd Quarter 2008

Forward Looking Statements

Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company’s actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Philosophy & Strategy

Focus on business segments that
reward our specialized knowledge
and relationships

Supported by investments in
enabling technology and
disciplined, technical
underwriting approach

Portfolio managed with key risk
management concepts –
diversification, value at risk and data
quality

Portfolio
Management

Technology
and
Discipline

OUR GOAL:

To become the best
specialty insurance
and reinsurance
company in the
world

Capital
Management

Specialization

Actively manage capital to maintain
efficient capital level and enhance
returns on equity

“We’ll know we’ve reached our goal when we
have achieved industry leading returns on
equity over time, share price multiples and
ratings at the top of our peer group and when
we are considered by our employees and
customers as the best in the business”

Endurance Poised to Succeed in Challenging Markets

A Softening Market is the Biggest Challenge We are Facing Today

What Endurance does to succeed throughout market cycles:

Maintain a diverse portfolio of highly specialized businesses

Perform rigorous price monitoring

Proactively audit claims and underwriting activities of clients

Maintain prudent reserving practices

Non renew business not meeting Endurance’s standards for
price, data quality, claims handling

Actively manage capital

Our Book of Business is Well Diversified

60%

41%

30%

26%

24%

25%

40%

59%

70%

74%

76%

75%

2003

2004

2005

2006

2007

2Q08*

Insurance

Reinsurance

Total Written Premiums of $2.1 Billion*

By Segment

Includes deposit premiums, based on the 12 months ended June 30, 2008

Since inception, the company has written
both insurance and reinsurance products

Early acquisitions led to a heavier
concentration in the reinsurance
portfolio

Targeted growth in U.S. based
insurance lines has led to a more
balanced portfolio

Portfolio is well balanced with property,
casualty and specialty classes of
business

Well diversified distribution among retail
and middle market brokers and
independent agent force

Catastrophe
Healthcare Liability
Casualty - Insurance
Surety & Other Specialty
Professional Lines
Agriculture - Reinsurance
Agriculture - Insurance
Casualty - Reinsurance
Property - Reinsurance
Workers' Compensation
Property - Insurance
Aerospace and Marine

•

Endurance
YOUR RISK IS OUR FOCUS

Our Book of Business is Well Diversified

$0

$100

$200

$300

$400

$500

2004

2005

2006

2Q08*

By Line of Business

Includes deposit premiums, based on the 12 months ended June 30, 2008

Reinsurance Segment Differentiation

Reinsurance Total Written
Premiums of $842 million*

By Line of Business

* Includes deposit premiums, based on the 12 months ended June 30, 2008

Catastrophe

34.7%

Property

23.5%

Agriculture

3.7%

Casualty

22.2%

Aerospace and Marine

9.7%

Surety and other specialty

6.2%

Endurance differentiates its

reinsurance by:

Focusing on clients that are experts in their specialty

Having industry experts lead each business unit

Leading market in performance of value added claims
and underwriting audits

Strategically located in key global reinsurance markets
(Bermuda, NY, London, Zurich, Singapore)

Property catastrophe business

Leading underwriter of world wide catastrophe risk

Proprietary modeling technology

Cycle exists, but market remains technically driven

Peak exposures include US Wind, CA Earthquake,
European Wind/Flood

Excellent long term profitability even with large cats

Insurance  Segment Differentiation

Insurance Total Written
Premiums of $1.3 billion*

By Line of Business

Casualty

9.6%

Professional
Lines

7.4%

Healthcare
Liability

7.0%

Property

12.0%

Workers’
Compensation

23.7%

Agriculture

40.3%

* Based on the 12 months ended June 30, 2008

Technology, expertise and distribution will
    allow us to optimize cycle performance

Bermuda

Excess casualty, D&O and healthcare:

Leading market providers

Mature portfolio

Volatile classes of casualty insurance require highly
specialized underwriting and have produced strong
historical results

U.S. Based Insurance

Specialty excess and surplus insurance, workers
compensation and agriculture

Diversification, capital utilization and return potential
significantly enhanced by ARMtech acquisition

Specialized teams of underwriters added to further
expand and diversify E&S operations

UK Property Business

Lead Market for UK Middle Market Property Insurance

New Construction Unit

A History of Innovative Acquisitions

Endurance has completed several attractive transactions since its inception

Avoid legacy issues

Accretive to earnings

Key acquisition criteria

Insurance or reinsurance business

Can be effectively integrated

Endurance controls acquired business

Failure will not threaten viability of Endurance

Quickly accretive to earnings

Provides specialty expertise

Transfers minimal legacy liabilities

Does not create significant risk aggregations

LaSalle Re

Property Cat

Renewal Rights

$170M in premium

Hart Re

Reinsurance Business

Renewal Rights

$800M in premium

XL Re

Surety Business

Renewal Rights

$45M in premium

ARMtech

Agriculture Business

Acquisition

$500M+ in premium

2002

2003

2004

2007

Agriculture Insurance/Reinsurance Case Study

Agriculture industry

Fast growing part of the economy

Core product is MPCI (multi peril crop insurance) which is part of federal crop insurance program

Underwriting is specialized, technical and data intensive

Intrinsically profitable

Reinsurance has steadily become more competitive over last four years

Insurance results are typically better than reinsurance

ARMtech overview

5th largest writer of Ag insurance in the U.S.

Industry leading customer service and technology

Serves approximately 100,000 customers

Geographically diversified portfolio of MPCI business with some concentration in Texas

Offers both revenue and yield products

Is most significantly impacted by drought risk which is lightly correlated with Endurance book of business

Opportunistic purchaser of reinsurance

Reduces volatility

Proprietary federal cessions technology

Purchases excess of loss and quota share from third parties at attractive terms

Agriculture Insurance/Reinsurance Case Study, Continued

Effectively switched from
being a reinsurance to an
insurance provider

Meaningful book of business

Higher profitability with lower volatility

More sustainable book of business; 100,000 customers

Insurance rates are set by federal program

Reinsurance rates impacted by competitive forces

$33

$107

$0

$0

$42

$464

$131

$17

$0

$100

$200

$300

$400

$500

2005

2006

2007

2Q08 YTD

Reinsurance

Insurance

(in millions)

Gross Written Premiums*

* Includes deposit premiums

Endurance Operating Income Profile

as of July 1, 2008

-1000

-750

-500

-250

0

250

500

750

Operating Result  -  $ Millions

1-in-500

Year

$882 Mil

Loss

1-in-250

Year

$729 Mil

Loss

1-in-100

Year

$487 Mil

Loss

1-in-50

Year

$330 Mil

Loss

1-in-25

Year

$209 Mil

Loss

1-in-10

Year

$61 Mil

Gain

Average

Result

$330 Mil

Gain

Median

Result

$380 Mil

Gain

Strong Risk Management Focus -
Portfolio Expected Risk Curve (July 1, 2008)

0009

0007 5

0006

0004 5

0003

0001 5

Stated tolerance is to limit
our loss in a 1-in-100 year to
25% of our capital or less,
our current level is 19.2% of
shareholders’ equity

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios.  Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures.  The operating income depicted includes net premiums earned plus net investment income, acquisition expenses and G&A expenses.  The operating income depicted  excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense.  Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios.  Losses included above are net of reinsurance including collateralized reinsurance and ILW purchases.  Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of shareholders’ equity.

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve.  For a listing of risks related to Endurance and its future performance, please see “Risk Factors”
in our Annual Report on Form 10-K for the year ended December 31, 2007.

Portfolio Management Has Generated Stable Premiums

$1,602.0

$1,711.4

$1,812.2

$1,948.6

$1,809.7

$1,389.0

$0

$200

$400

$600

$800

$1,000

$1,200

$1,400

$1,600

$1,800

$2,000

2003

2004

2005

2006

2007

2Q08

YTD

Gross Written Premiums*

(in millions)

* Includes deposit premiums

Premiums have been fairly
stable with modest growth

Underlying product mix has
shifted significantly over
time

Actively managing the
portfolio by entering new
attractive business while
exiting or reducing
premiums in less attractive
lines

Catastrophe
Healthcare Liability
Aerospace
Surety & Other Specialty
Casualty - Insurance
Agriculture - Reinsurance
Professional Lines
Casualty - Reinsurance
Property - Reinsurance
Property - Insurance
Workers' Compensation
Agriculture - Insurance
Marine

Endurance
YOUR RISK IS OUR FOCUS

Overall Underwriting Has Been Strong

90.1%

91.2%

91.6%

93.2%

98.9%

146.0%

57.9%

53.4%

66.2%

82.5%

81.8%

79.4%

77.4%

0%

25%

50%

75%

100%

125%

150%

175%

Inception to Date Underwriting Ratio*

* Underwriting ratio is defined as losses and acquisition expenses divided by earned premium, from inception through 6/30/08 and is before deposit accounting adjustments.

Inception to Date Underwriting
Ratio is 81.4%*

Strong Financial Performance

Combined Ratio

19.9%

25.7%

23.8%

16.5%

-11.9%

17.3%

15.9%

-6.9%

15.8%

19.9%

22.0%

12.8%

-15%

-10%

-5%

0%

5%

10%

15%

20%

25%

30%

2003

2004

2005

2006

2007

2Q08

YTD

Endurance

Peers*

Annualized Operating
Return on Average Equity

Inception to 6/30/08 combined ratio of 91.5%

Inception to 6/30/08 ROE of 15.2%

*  Composite peer median based on SNL data, Platinum, Allied World**, Arch, Ren Re, IPC re, Axis**, Transatlantic,
Everest, Partner Re, Montpelier and Max Re** (companies with ** have not reported 2nd Qtr results yet)

81.5%

85.8%

79.9%

123.5%

84.7%

86.9%

84.9%

116.3%

81.3%

81.0%

83.6%

94.6%

0%

20%

40%

60%

80%

100%

120%

140%

2003

2004

2005

2006

2007

2Q08

YTD

Endurance

Peers*

Results of Capital Management

$1,300

$1,213

$1,309

$1,318

$1,091

$970

$345

$650

$364

$780

$1,221

$1,364

$200

$200

$200

$200

$103

$391

$447

$447

$449

$449

$150

$150

$0

$500

$1,000

$1,500

$2,000

$2,500

$3,000

$3,500

2003

2004

2005

2006

2007

2Q08

Common Share Capital

Retained Earnings

Preferred Equity

Debt

Contingent Equity

Strong and Flexible
Capital Structure

$, Millions

$1,748

$2,254

$2,320

$2,745

$20

$92

$52

$10

$312

$64

$21

$50

$62

$66

$64

$30

$0

$50

$100

$150

$200

$250

$300

$350

$400

2003

2004

2005

2006

2007

2Q08

YTD

Repurchases

Dividends

$, Millions

$933 Million of Capital
Returned to Shareholders
(Inception to date)

$41

$142

$113

$76

$376

$3,111

$3,133

$94

High Quality Investment Portfolio

Total Investment Portfolio of $5.6 Billion*

Cash and Other
11.6%

Mortgage-backed

42.5%

By Investment Type

* As of June 30, 2008

Fixed Maturity Ratings

$4.6 Billion*

U.S. Government
and agencies
12.9%

Corporate
14.3%

Foreign Government
3.5%

Asset-backed
6.5%

Alternatives
6.5%

U.S. Government
and agencies
15.7%

AAA/Aaa and
agency RMBS
67.6%

BBB or Below
1.9%

AA/Aa
7.4%

A/A
7.4%

Municipals
2.2%

Conclusion

Managing the micro cycles within the insurance/reinsurance
industry

Shrinking portions of our portfolio as we non-renew business that no longer meets our price targets

Growing in select areas where profit margins remain strong

Continue to execute on attractive acquisition opportunities
that create shareholder value

Well positioned with strong management team, diversified
product portfolio, and excellent financial strength

Creating shareholder value through strong underwriting and
investment returns coupled with active capital management
to generate 15%+ ROE through underwriting cycles

Achieved inception to date ROE of 15.2%